CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE
SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED
INFORMATION HAS BEEN REPLACED WITH ASTERISKS

AMENDMENT 2
TO
SUPPLEMENT A
TO
MASTER PROFESSIONAL SERVICES AGREEMENT

This Amendment 2 to Supplement A (“Amendment 2 to Supplement A”) is entered into effective March 1, 2012 (the “Amendment 2 to Supplement A Effective Date”) by and between CoreLogic Solutions, LLC, a California limited liability company, with principal offices at 40 Pacifica, Suite 900, Irvine, CA 92618 formerly known as CoreLogic Real Estate Solutions, LLC (“CoreLogic”), and Cognizant Technology Solutions U.S. Corporation, a Delaware corporation having a principal place of business at 500 Frank W. Burr Blvd., Teaneck, New Jersey 07666 (“Supplier”) (collectively, the “Parties” and each, a “Party”).
This Amendment 2 to Supplement A is entered into pursuant to and subject to that certain Supplement A dated as of August 17, 2011 as previously amended (“Supplement A”) and the Master Professional Services Agreement (“Master Professional Services Agreement” or “MPSA”) dated as of August 17, 2011 by and between the Parties, the terms of which, except as may be expressly modified or excluded herein, are incorporated herein by reference.
RECITALS
WHEREAS the Parties have agreed to reclassify certain resources (including modifying associated Charges) and to modify certain service descriptions under certain Schedules to Supplement A; and

WHEREAS the Parties desire to document such reclassification of resources and modification of service descriptions as set forth in this Amendment 2 to Supplement A.

AGREEMENT

NOW THEREFORE, in consideration of the mutual promises contained herein, and of other good and valid consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.	The following is added as a new Section 8 to Schedule A-2.2.1:

8.ANNUAL PROCESSING GROUP (APG) SUPPORT

8.1	Process Overview

(a)	The “APG support” Core Function includes the following departments:

(i)	Data Acquisition

(ii)	Data Preparation

(iii)	Capture Support

(iv)	Repository Management

(v)	Quality Control

(b)	Supplier will perform Services for this Core Function with respect to repository management.

(c)	Supplier will analyze and prepare US county data for release to products. Supplier will perform tasks related to repository management, including the following:

(i)	Analyze county input files

(ii)	Write and test routines to capture data

CORELOGIC / COGNIZANT
CONFIDENTIAL            Amendment 2 to Supplement A            Page 1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE
SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED
INFORMATION HAS BEEN REPLACED WITH ASTERISKS

(iii)	Ensure all ICPs are addressed during the capture process

(iv)	Capture county data for release to products

(v)	Standardize names, addresses, edits and codes

(vi)	Apply physical characteristics, subdivision data, sales data and extra feature information

(vii)	Review data captured for accuracy

(viii)	Prepare county documentation for hand off to QC

(d)	Development Methodology. Supplier will use the following development methodologies to perform Services associated with this Core Function:

(i)	Iterative

(e)	Technology and Tools. Supplier will use the following tools and systems to perform Services associated with this Core Function:

(i)	Natural, ADABAS

8.2	Repository Management

(a)	Supplier will perform the Group 1 processing activities below as required and prioritized by CoreLogic and in accordance with guidelines provided by CoreLogic:

(i)	Conduct additional file conversion

(ii)	Copy edit profile (bundle)

(iii)	Generate I file repository parameter and copy to M file

(iv)	Request create empty I files

(v)	Conduct repository validation M file

(vi)	Conduct subdivision copy M to I

(vii)	Parcel key analysis M file

(viii)	Conduct QME extract - M file

(ix)	Capture input files

(x)	Parcel key analysis I file

(xi)	Conduct ad hoc - post capture

(xii)	Address segregation test

(xiii)	Conduct repository validation of captured fields

(xiv)	Compare I file to M file

CORELOGIC / COGNIZANT
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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE
SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED
INFORMATION HAS BEEN REPLACED WITH ASTERISKS

(xv)	Conduct QME extract - level 10

(b)	Supplier will perform the Group 2 processing activities below as required and prioritized by CoreLogic and in accordance with guidelines provided CoreLogic:

(i)	Save PCL/BLD/SLS Files

(ii)	Create subdivision cleanup report

(iii)	Conduct situs parsing

(iv)	Conduct situs cleanup

(v)	Address segregation full

(vi)	Extract from legal description

(vii)	Add extra features

(viii)	Copy to decontented PCL and BLD fields

(ix)	Conduct name standardization test

(c)	Supplier will perform the Group 3 processing activities below as required and prioritized by CoreLogic and in accordance with guidelines provided by CoreLogic:

(i)	Conduct name standardization full

(ii)	Conduct parcel number changes

(iii)	Capture from prior M file - building

(iv)	Capture from prior M file - parcel

(v)	Conduct sales merge - sales data

(vi)	Conduct online edit - Group 6

(vii)	Conduct code standardization

(viii)	Conduct repository validation - I file full

(ix)	Conduct repository compare - mid point

(d)	Supplier will perform the Group 4 processing activities below as required and prioritized by CoreLogic and in accordance with guidelines provided by CoreLogic:

(i)	Conduct standard edits

(ii)	Conduct address standardization

(iii)	Conduct subdivision copy I to M

(iv)	Conduct online edit 7

(v)	Provide vista tax roll updates

CORELOGIC / COGNIZANT
CONFIDENTIAL            Amendment 2 to Supplement A            Page 3

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE
SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED
INFORMATION HAS BEEN REPLACED WITH ASTERISKS

(vi)	Capture flood data

(vii)	DMA/phone annual

(viii)	Create QC Dex tool report

(ix)	Conduct repository validation file - final

(x)	Conduct QME extract - final

(xi)	Conduct repository compare I file to M file - final

(xii)	Compare I file to M file - final

(xiii)	Create specification documentation

2.	Section 11 of Schedule A-2.9 is deleted in its entirety.

3.
Schedule A-4.1 is modified by (i) adding a new line 12 (A-2.2.1 EST Tax Servicing (APG) Services) as set forth below and (ii) deleting line 21 (A-2.9 Data and Analytics Software Support (ITO) Services) and replacing it with (A-2.9 Data and Analytics Software Support (ITO) Services) set forth below:

Schedule	Service Area	Activity Category	Volume of Chargeable FTEs By Contract Year
			Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
A-2.2.1	EST Tax Servicing (APG) Services	BPO	***	***	***	***	***	***	***
A-2.9	Data and Analytics Software Support (ITO) Services	Software & Development	***	***	***	***	***	***	***

4.
Schedule A-4.2 is modified by (i) adding a new line 12 (A-2.2.1 EST Tax Servicing (APG) Services) as set forth below and deleting line 21 (A-2.9 Data and Analytics Software Support (ITO) Services) and replacing it with (A-2.9 Data and Analytics Software Support (ITO) Services) set forth below:

Schedule	Service Area	Activity Category	Volume of Chargeable FTEs By Contract Year
			Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
A-2.2.1	EST Tax Servicing (APG) Services	BPO	***	***	***	***	***	***	***
A-2.9	Data and Analytics Software Support (ITO) Services	Software & Development	***	***	***	***	***	***	***

5.	Schedule A-4.3 is modified as follows:

(i)	Add a new line 11 (A-2.2.1 EST Tax Servicing (APG) Services) of the “Rate Per Month” tab as follows:

CORELOGIC / COGNIZANT
CONFIDENTIAL            Amendment 2 to Supplement A            Page 4

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE
SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED
INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Schedule	Service Area	Activity Category	Monthly FTE Rates
A-2.2.1	EST Tax Servicing (APG) Services	BPO	***

(ii)	Add a new line 11 (A-2.2.1 EST Tax Servicing (APG) Services) of the “Rate Per Hour” tab as follows:

Schedule	Service Area	Activity Category	Hourly FTE Rates
A-2.2.1	EST Tax Servicing (APG) Services	BPO	***

6.	Capitalized terms used without definition have the meanings ascribed to them in the Supplement A and the MPSA.

7.	All other terms of Supplement A remain in full effect.

CORELOGIC / COGNIZANT
CONFIDENTIAL            Amendment 2 to Supplement A            Page 5

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE
SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED
INFORMATION HAS BEEN REPLACED WITH ASTERISKS

IN WITNESS WHEREOF, the Parties have caused this Amendment 2 to Supplement A to be executed by their respective duly authorized representatives as of the Amendment 2 to Supplement A Effective Date.

CORELOGIC SOLUTIONS, LLC	COGNIZANT TECHNOLOGY SOLUTIONS U.S. CORPORATION
By: /s/ Elaine Wells	By: /s/ T. Jai Kumar
Title: VPSSVM	Title: Client Partner
Date: 9/19/2013	Date: 9/12/2013

CORELOGIC / COGNIZANT
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